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[TECHTEAM LOGO]                                                      NEWSRELEASE

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                                                              NASDAQ/NM - "TEAM"



FOR IMMEDIATE RELEASE, Wednesday, October 8, 2003



TECHTEAM GLOBAL APPOINTS ROBERT W. GUMBER AS
VICE PRESIDENT OF OPERATIONS, EUROPE

EXECUTIVE BRINGS 30 YEARS OF GLOBAL LOGISTICS AND OPERATIONS EXPERIENCE TO MANAGE TECHTEAM'S STRONG EUROPEAN GROWTH IN OUTSOURCED IT SOLUTIONS

SOUTHFIELD, MICHIGAN, October 8, 2003 ... TECHTEAM GLOBAL, INC., (Nasdaq: TEAM), a global provider of information technology and business process outsourcing support services, today announced that ROBERT W. GUMBER has been appointed Vice President of Operations, Europe with responsibility for the quality, performance, and profitability of TechTeam's European operations. He will be based out of TechTeam's Brussels, Belgium office and will report directly to Larry W. Granger, Chief Operating Officer of TechTeam.

Most recently, Mr. Gumber owned and operated a consulting company, RWG and Associates, L.L.C., which provided supply chain consulting services to a prominent automotive supplier industry consortium. Prior to this, Mr. Gumber held numerous supply and manufacturing positions in the automotive industry. During 2001, he was the Director, Material Planning and Logistics, at Visteon Corporation. Between 1997 and 2001, Mr. Gumber was Supply Director for Visteon Corporation's Interior/Exterior Division. There, he was responsible for purchasing, supplier quality/technical assistance, material planning and logistics supporting Visteon's interior/exterior manufacturing operations. Between 1994 and 1997, Mr. Gumber was the Integration Manager for the design of the Ford Production System. From 1991 to 1994, Mr. Gumber was Continuous Flow Manufacturing and Inventory Planning Manager of Ford's Electronics Division. From 1986 to 1991, Mr. Gumber resided in Europe, where he served as Manufacturing Planning and Control Manager for Ford's European Electronics Operations in Basildon, England and Manufacturing Planning and Control Manager for a "greenfield" electronics plant in Cadiz, Spain. He holds a B.S. in management from Calumet College of St. Joseph, Indiana.

 "We are pleased to announce the addition of Bob Gumber to TechTeam. His seasoned and wide-ranging corporate background in logistics, quality, and operations, combined with his significant European experience, will be instrumental in helping TechTeam profitably manage the strong growth of our European operations. TechTeam's European operations had a compounded annual growth rate of 98% for the period 1998 through 2002 and is expected to grow approximately 70% in 2003." said Granger.

                                   -- More --

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 27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866
                    - Fax (248) 357-2570 - www.techteam.com

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[TECHTEAM LOGO]                                                      NEWSRELEASE

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TECHTEAM GLOBAL, INC. is a global provider of information technology and business process outsourcing services. The Company's ability to integrate computer services into a flexible, total single point of contact solution is a key element of its success. Partnerships with some of the world's "best-in-class" corporations provide TechTeam with unparalleled experience and expertise in providing the following IT support solutions: help desk/call center services, technical staffing, systems integration, and training programs. For information about TechTeam Global, Inc. and its outstanding services call 1-800-522-4451.

SAFE HARBOR STATEMENT

The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the growth of the Company's core business, revenue, and earnings performance going forward, management of overhead expenses, productivity, and operating expenses. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Specifically, the anticipated growth of the Company's European revenue and the ability of Mr. Gumber to help manage the growth profitably are forward-looking statements. All forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q and 10-K filed with the United States Securities and Exchange Commission.




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CONTACTS:

TECHTEAM GLOBAL, INC.                   TECHTEAM GLOBAL, INC.
William F. Coyro, Jr.                   Larry W. Granger
President and                           Chief Operating Officer
Chief Executive Officer                 (248) 357-2866
(248) 357-2866                          lgranger@techteam.com
wcoyro@techteam.com




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 27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866
                    - Fax (248) 357-2570 - www.techteam.com